Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
4.	Commitments and Contingencies

Operating Leases

The Company rents its 6,500 square foot office space under an operating lease that was executed in 2011 and expires in 2017. In March 2013, the Company entered into a second lease for an additional 4,100 square feet. The second lease, which commenced on August 26, 2013, has a term of 42 months and rent expense of $9 per month. Also in March 2013, the Company signed a sublease agreement to sublet 1,900 square feet. The sublease is for a term of 42 months and rental income is $4 per month.

Rent expense, net of sublease income, for the years ended December 31, 2014, 2013, and 2012 was $302, $274 and $194, respectively.

Future minimum lease payments, net of sublease income, under non-cancelable operating leases are as follows at December 31, 2014:

Years Ending December 31,
2015	$262
2016	268
2017	45

$575

License Agreements

CyDex License Agreement

In October 2011, the Company entered into a research and development license with CyDex Pharmaceuticals, Inc. (“CyDex”) for the development of drug product using licensed technology for a period of one year. Under the terms of the license agreement, the Company paid an initial licensing fee of $200 and an additional fee of $100 for CyDex to perform research and development services to evaluate the licensed technology for formulation with the Company’s developmental product.

The $200 payment was recorded as research and development expense as the acquired technology was in-process research and development, and the $100 payment was recorded to research and development expense in 2011 and 2012 as services were performed.

In December 2012, the Company exercised its option to enter into a commercial license and supply agreement for CyDex’s proprietary technology and paid $100 for the perpetual license, which was recorded as research and development expense.

In August 2013, the Company entered into a commercial license agreement as a result of which the December 2012 license was terminated and the December 2012 supply agreement was amended. Specifically, CyDex granted the Company an exclusive license to the CyDex technology for use in the fields of status epilepticus and traumatic brain injury. In exchange, the Company is required to pay upfront, milestone and royalty-based compensation. In addition, CyDex granted the Company a research license to Captisol for allopregnanolone for use in proof of concept studies. The August 2013 agreement will continue in effect unless and until terminated. In consideration for the amended license rights, the Company paid $300. The Company is obligated to make milestone payments based on achievement of clinical development and regulatory milestones of $900 and $3,750, respectively. Also under this agreement, the Company is required to pay royalties in the low single digits based on levels of net sales.

Under the amended supply agreement with CyDex, the Company is required to purchase all of its supply of Captisol from CyDex and CyDex is required to supply the Company with Captisol, subject to certain limitations.

In April 2014, the Company amended its commercial license and supply agreements with CyDex to expand the fields of use to include the treatment, prevention or diagnosis of any disease or symptom in humans or animals. In consideration for the amended terms, the Company paid $200 upfront and is obligated to make milestone payments, once per field, based on the achievement of clinical development and regulatory milestones for the development of SAGE-547 in the fields of status epilepticus and traumatic brain injury of $750 and $3,750, respectively. For the development in two additional fields, the Company is obligated to make milestone payments, once per field, based on the achievement of clinical development and regulatory milestones of $1,250 and $8,500, respectively.

As of December 31, 2014, the Company had not made any milestone or royalty payments.

Washington University License Agreement

In November 2013, the Company entered into a license agreement with Washington University whereby the Company was granted exclusive, worldwide rights to develop and commercialize a novel set of neuroactive steroids developed by Washington University. In exchange for development and commercialization rights, the Company paid an upfront, non-refundable payment of $50 and is required to pay an annual license maintenance fee of $15 on each subsequent anniversary date, until the first Phase 2 clinical study for a licensed product is initiated. The Company is obligated to make milestone payments based on achievement of clinical development and regulatory milestones of up to $650 and $500, respectively. Additionally, the Company fulfilled its obligation to issue Washington University 47,619 shares of common stock on December 13, 2013. The fair values of these shares totaling $64 were recorded as research and development expense in 2013.

The Company is obligated to pay royalties of low single digits on net sales for licensed products covered under patent rights and royalties of low single digits on net sales for licensed products not covered under patent rights. Additionally, the Company has the right to sublicense and is required to make payments at varying percentages of sublicensing revenue received, initially in the mid-teens and descending to the mid-single digits over time.

As of December 31, 2014, the Company had not made any milestone or royalty payments.

University of California License Agreement

In October 2013, the Company entered into a non-exclusive license agreement with The Regents of the University of California whereby the Company was granted a non-exclusive license to certain clinical data and clinical material for use in the development and commercialization of biopharmaceutical products in the licensed field, including status epilepticus and post-partum depression. In May 2014, the license agreement was amended to add the treatment of essential tremor to the licensed field of use, materials and milestone fee provisions of the agreement.

The Company will be required to pay clinical development milestones of up to $100 and pay royalties of less than 1% on net sales for a period of fifteen years following the sale of the first commercial product.

The license will terminate on the earlier to occur of (i) 27 years after the effective date or (ii) 15 years after the last-derived product is first commercially sold.

As of December 31, 2014, the Company had not made any milestone or royalty payments.

Consulting Agreement

In January 2014, the Company entered into a consulting agreement with a nonemployee advisor whereby the Company is obligated to make cash payments of up to $2,000 and to issue up to 126,984 shares of common stock upon attainment of certain clinical development and regulatory milestones.

In January and March 2014, the first milestone for each of two programs included in the consulting agreement were met. Accordingly, the Company made cash payments of $50 and issued 15,872 shares of the Company’s common stock. In connection with the shares of common stock issued, the Company recorded $127 as research and development expense for the year ended December 31, 2014.